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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

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SETTLEMENT PERIOD: SEP-98         PAYMENT DATE:  10/15/98
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $   11,000,000

FOR THE SETTLEMENT PERIOD:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  218,492,637     $   765.94
Defaulted Amount for the Settlement Period ................................                  0           0.00
Recoveries for the Settlement Period ......................................                  0           0.00

CERTIFICATE/FEE DISTRIBUTION ON: 10/15/98

     Interest on the Series C Certificates ................................     $   667,107.00     $     2.34
     Interest on the Series D - Class A Certificates ......................         484,986.67           1.70
     Interest on the Subordinated Series 1995-1 Certificates ..............         163,496.00           0.57
     Interest on the Series D - Class B Certificates ......................          48,922.43           0.17
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         519,130.50           1.82
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 1,883,642.60     $     6.60
                                                                                ==============     ==========
VFC ACTIVITY FOR THE SEPTEMBER 1998 SETTLEMENT PERIOD:
     Beginning principal of the Variable Funding Certificate ..............     $ 4,000,000.00
     Principal from the Variable Funding Certificateholder ................      17,000,000.00
     Principal to the Variable Funding Certificateholder ..................     (10,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $11,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $    20,038.32     $    0.07
     Liquidity Fees for the Settlement Period for the VFC .................          15,847.20          0.06
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $    35,885.52     $    0.13
                                                                                ==============     ==========
AS OF THE END OF THE SEPTEMBER 1998 SETTLEMENT PERIOD:
Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $    2,580,247
Aggregate Subordinated Transferor Amount ..................................     $   37,067,683

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    2,253,000
Excess Funding Account balance ............................................     $   11,800,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending October 14th.
  -   The Series C Certificate Rate was 5.92984% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.81984% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.53984% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.33984% for this Interest Accrual Period.
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